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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K
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                                CURRENT REPORT
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    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported):  December 31, 1995
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                               EKCO GROUP, INC.
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            (Exact name of registrant as specified in its charter)


   Delaware                     1-7484                          11-2167167
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(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)


              98 Spit Brook Road, Nashua, New Hampshire   03062
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             (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code:  (603) 888-1212
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Item 5.  Other Events.
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         The registrant and its wholly-owned subsidiaries, Ekco Housewares, Inc.
and Frem Corporation, have entered into an amendment (the "Amendment") dated as of December 31, 1995 with their lender banks which modifies the financial covenants of their bank credit agreement dated as of April 11, 1995. Reference is made to the Amendment, attached hereto as an exhibit, for specific information with respect thereto.



Item 7.  Financial Statements and Exhibits.
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(c)      Exhibit
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10.28(b)    First Amendment to Credit Agreement dated as of December 31, 1995 among the registrant, Ekco Housewares, Inc., Frem Corporation, Fleet Bank of Massachusetts, N.A., as Agent, Fleet Bank of Massachusetts, N.A., ABN AMRO Bank N.V., The Sumitomo Bank, Limited, PNC Bank, National Association and Fleet National Bank of Massachusetts.







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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EKCO GROUP, INC.
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                                                 (Registrant)



Date:  March 7, 1995                             /s/ LINDA R. MILLMAN
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                                                 Linda R. Millman
                                                 Associate General Counsel
























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                              INDEX TO EXHIBITS



Exhibit
Number            Exhibit Description
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10.28(b)          First Amendment to Credit Agreement dated as of December 31,
                  1995 among the registrant, Ekco Housewares, Inc., Frem
                  Corporation, Fleet Bank of Massachusetts, N.A., as Agent,
                  Fleet Bank of Massachusetts, N.A., ABN AMRO Bank N.V., The
                  Sumitomo Bank, Limited, PNC Bank, National Association and
                  Fleet National Bank of Massachusetts.













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